UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2013

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e)           At the 2013 annual meeting of stockholders of CorMedix Inc. (the “Company”), stockholders approved the CorMedix Inc. 2013 Stock Incentive Plan (the “Plan”).  A total of 5,000,000 shares of Company common stock have been reserved for issuance under the Plan to employees, directors and consultants of the Company. Unless sooner terminated, the Plan will terminate on March 20, 2023, and no further awards would be made under the Plan after that date. You can find a summary of the principal features of the Plan in the definitive proxy statement for the Company’s 2013 annual meeting of stockholders, as filed with the U.S. Securities and Exchange Commission on June 20, 2013, under the heading “Proposal No. 3 – Approval of the CorMedix Inc. 2013 Stock Incentive Plan.”  The description of the Plan is qualified in its entirety by reference to the full and complete text of the Plan, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company’s 2013 annual meeting of stockholders was held on July 30, 2013.  At the meeting, stockholders elected the following five members to the Company’s Board of Directors for a term expiring at the annual meeting of stockholders in 2014, based on the following votes:

Member	For	Withheld	Broker Non-Votes
Richard M. Cohen	4,683,215	921,255	3,467,618
Matthew Duffy	5,602,820	1,650	3,467,618
Gary A. Gelbfish, M.D.	5,602,820	1,650	3,467,618
Steven Lefkowitz	5,602,820	1,650	3,467,618
Antony E. Pfaffle, M.D.	5,562,284	42,186	3,467,618

Company stockholders also voted on the approval of the issuance of shares of the Company’s common stock upon conversion of the Company’s 8% senior secured convertible notes and related warrants if the conversion or exercise thereof requires the issuance of shares in excess of the New York Stock Exchange limits for share issuances without stockholder approval.  The vote on the resolution was approved with 5,529,241 shares for, 42,247 shares against, 32,982 shares abstaining and 3,467,618 broker non-votes.

Company stockholders also voted on the approval of the CorMedix Inc. 2013 Stock Incentive Plan.  The vote on the resolution was approved with 5,463,579 shares for, 103,641 shares against, 37,250 shares abstaining and 3,467,618 broker non-votes.

At the meeting, stockholders also ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The vote for such ratification was 8,990,838 shares for, 1,477 shares against and 79,773 shares abstaining.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: July 30, 2013	By:	/s/ Randy Milby
Name: Randy Milby
Title: Chief Executive

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